BALANCES AND TRANSACTIONS WITH RELATED PARTIES	12 Months Ended
Dec. 31, 2014
BALANCES AND TRANSACTIONS WITH RELATED PARTIES [Abstract]
BALANCES AND TRANSACTIONS WITH RELATED PARTIES

NOTE 15:- BALANCES AND TRANSACTIONS WITH RELATED PARTIES

a.       In May 2008, one of the Company's major shareholders granted to the then executive chairman of the Board of Directions the right to purchase 100,000 shares, subject to the same terms and conditions that apply to the exercise of the options the executive chairman received from the Company pursuant to his employment agreement. The employment agreement was approved in the Company's annual shareholders' meeting on August 20, 2008 and consequently, the chairman of the Board of Directors has the right to purchase the shares in three equal annual installments commencing on August 20, 2010 at a price of $ 7.59 per share. The right to purchase each installment expires after three years. The Company recorded $ 19 in deferred stock compensation expense with respect to this in 2012.

b.       On December 31, 2007, the Company's then Chairman retired from his position. Pursuant to his retirement agreement as amended, the retired Chairman undertook not to compete with the Company for a period of three years following his retirement. In consideration, the Company agreed to pay the retired Chairman a onetime payment of $ 360 payable within three months. In addition, the Chairman is entitled to receive certain perquisites from the Company for the rest of his life. The liability as of December 31, 2014 and the special post-benefit expense related to the retirement agreement amounted to $ 813.